Exhibit 99.1

Fleet Status Report

January 13, 2011 Transocean Ltd. (NYSE: RIG), (SIX: RIGN)

Transocean Ltd. (NYSE: RIG), (SIX: RIGN) Fleet Status Report

Updated: January 13, 2011

Revisions to Fleet Status Report Noted in Bold

Dynamically positioned «

Rig Type/Name	Floater Type		Yr. (1) Entered Service	Water Depth (Feet)	Drilling Depth (Feet)	Location	Customer	Estimated Contract Start Date (2)	Estimated Expiration Date (2)	Dayrate on Current Contract (3) (Dollars)		Dayrate on Previous Contract (3) (Dollars)	Estimated Out of Service Days (4)
													Q3 2010	Q4 2010	Q1 2011	Q2 2011
Rigs Under Construction (2)
Deepwater Champion (6)	ship	«	TBA	12,000	40,000	See Footnote 11	ExxonMobil	See Footnote 11	See Footnote 11	See Footnote 11		N/A	—	—	—	—
Transocean Honor			TBA	400	30,000	See Footnote 12	See Footnote 12	See Footnote 12	See Footnote 12	See Footnote 12		N/A	—	—	—	—
High Specification Floaters:
Ultra-Deepwater (26)
Discoverer Americas (6), (14)	ship	«	2009	12,000	40,000	Egypt	Statoil	Oct-10	Feb-11	486,000		482,000	—	—	—	—
						USGOM	Statoil	Mar-11	Feb-14	486,000		486,000
Discoverer Clear Leader (6), (15)	ship	«	2009	12,000	40,000	USGOM	Chevron	Sep-10	Jul-14	500,000		500,000	—	—	1	13
Discoverer Inspiration (6)	ship	«	2010	12,000	40,000	USGOM	Chevron	Sep-10	Feb-15	494,000		494,000	—	—	—	—
Dhirubhai Deepwater KG1(16)	ship	«	2009	12,000	35,000	India	Reliance	Aug-09	Jul-14	510,000		N/A	—	15	—	—
Dhirubhai Deepwater KG2 (16)	ship	«	2010	12,000	35,000	India	Reliance	Mar-10	Feb-15	510,000		N/A	—	15	—	—
Discoverer India (17)	ship	«	2010	10,000	35,000	India	Reliance	Dec-10	Nov-15	556,000		N/A	—	—	—	—
Petrobras 10000 (6), (8), (18)	ship	«	2009	10,000	37,500	Angola	Petrobras	Oct-09	Dec-19	415,000		N/A	—	—	—	—
Discoverer Deep Seas (6)	ship	«	2001	10,000	35,000	USGOM	Chevron	Mar-09	Feb-11	517,000		335,000	56	18	—	—
							Chevron	Feb-11	Feb-13	450,000		517,000
Discoverer Enterprise (6)	ship	«	1999	10,000	35,000	USGOM	BP	Dec-07	Jan-11	523,000		191,000	—	—	—	—
								Jan-11	Jul-12	435,000		523,000
Discoverer Spirit (6)	ship	«	2000	10,000	35,000	USGOM	Anadarko	Dec-07	Apr-11	507,000		298,000	—	—	—	—
								Apr-11	Mar-14	520,000		507,000
GSF C.R. Luigs (6), (19)	ship	«	2000	10,000	35,000	USGOM	BHP Billiton	Sep-09	Feb-14	519,000		411,000	—	—	—	—
GSF Jack Ryan (6)	ship	«	2000	10,000	35,000	Nigeria	Total	Jun-09	Jul-13	425,000		297,000	81	22	—	—
Deepwater Discovery (6),(7)	ship	«	2000	10,000	30,000	Brazil	Devon	Oct-09	Jan-14	463,000		425,000	35	53	—	—
Deepwater Frontier	ship	«	1999	10,000	30,000	Timor-Leste	Reliance	Nov-10	Feb-11	477,000		477,000	—	—	—	60
						India	Reliance	Feb-11	Jul-11	477,000		477,000
						Australia	ExxonMobil	Oct-11	Jan-14	475,000	(6)	477,000
Deepwater Millennium (6)	ship	«	1999	10,000	30,000	Ghana	Anadarko	Nov-10	Jul-11	576,000		543,000	—	—	—	—
						Brazil	Anadarko	Jul-11	May-13	561,000	(7)	576,000
Deepwater Pathfinder	ship	«	1998	10,000	30,000	USGOM	Eni	Aug-10	Apr-15	659,000	(14)	550,000	92	29	—	—
Deepwater Expedition	ship	«	1999	8,500	30,000	Malaysia	Petronas/ BHP	Dec-10	Dec-13	640,000	(6)	375,000	92	7	—	—
Cajun Express (6),(7), (20)	semi	«	2001	8,500	35,000	Brazil	Petrobras	May-10	Jun-13	539,000		493,000	—	—	—	—
Deepwater Nautilus (6), (21)	semi		2000	8,000	30,000	USGOM	Shell	Dec-08	Jun-12	544,000		493,000	—	—	—	—
GSF Explorer	ship	«	1972/1998	7,800	30,000	Indonesia	Marathon- led Consortium	May-10	Mar-12	510,000		426,000	14	—	—	—
Discoverer Luanda (6)	ship	«	2010	7,500	40,000	Angola	BP	See Footnote 13	See Footnote 13	See Footnote 13		N/A	—	—	—	—
GSF Development Driller I (6), (19)	semi	«	2004	7,500	37,500	USGOM	BHP Billiton	Jun-08	Dec-12	513,000		220,000	—	—	—	—
GSF Development Driller II (6)	semi	«	2004	7,500	37,500	USGOM	BP	Nov-08	Nov-13	580,000		208,000	44	29	—	—
Development Driller III (6)	semi	«	2009	7,500	37,500	USGOM	BP	Nov-09	Nov-16	403,000		N/A	—	—	—	14
Sedco Energy (6), (7)	semi	«	2001	7,500	30,000	Nigeria	Chevron	Jan-08	Jan-11	483,000		202,000	—	31	82	—
Sedco Express (6)	semi	«	2001	7,500	30,000	Israel	Noble Energy	Sep-10	Dec-11	530,000		188,000	11	—	—	—

										Total Estimated Days Out of Service			425	219	83	87

										Estimated Average Contract Dayrate(5)			$499,000	$500,000	$515,000	$517,000

Transocean Ltd. (NYSE: RIG), (SIX: RIGN) Fleet Status Report

Updated: January 13, 2011

Revisions to Fleet Status Report Noted in Bold

Dynamically positioned «

Rig Type/Name	Floater Type		Yr. (1) Entered Service	Water Depth (Feet)	Drilling Depth (Feet)	Location	Customer	Estimated Contract Start Date (2)	Estimated Expiration Date (2)	Dayrate on Current Contract (3) (Dollars)		Previous Contract (3) (Dollars)	Estimated Out of Service Days (4)
													Q4 2010	Q1 2011	Q2 2011	Q3 2011
Deepwater (16)
Deepwater Navigator (7),(8)	ship	«	2000	7,200	25,000	Brazil	Petrobras	May-11	Feb-17	378,000		190,000	92	90	63	—
Discoverer 534	ship	«	1975/1991	7,000	25,000	Malaysia			Idle				—	—	—	—
Discoverer Seven Seas	ship	«	1976/1997	7,000	25,000	India	ONGC	Jul-08	Jun-11	316,000		292,000	—	—	—	—
Transocean Marianas (6)	semi		1979/1998	7,000	25,000	Nigeria	Eni	Sep-10	Dec-12	450,000		565,000	—	—	—	—
Sedco 706 (6), (7)	semi	«	1976/1994/ 2008	6,500	25,000	Brazil	Chevron	Apr-09	Apr-14	311,000		N/A	—	—	—	—
Sedco 702(6),(7)	semi	«	1973/2007	6,500	25,000	Nigeria	Shell	Mar-08	Feb-12	354,000		N/A	—	7	13	—
Sedco 707 (7),(8)	semi	«	1976/1997	6,500	25,000	Brazil	Petrobras	Nov-09	Mar-15	396,000		188,000	—	—	—	—
GSF Celtic Sea	semi		1982/1998	5,750	25,000	Brazil	British Gas	Jan-09	Jan-11	486,000	(6), (7)	342,000	—	45	50	—
						Angola	ExxonMobil	May-11	May-12	320,000		486,000
						Angola	ExxonMobil	May-12	May-13	324,000		320,000
						Angola	ExxonMobil	May-13	May-14	328,000		324,000
Jack Bates	semi		1986/1997	5,400	30,000	Australia	Hess	Sep-10	Apr-11	420,000		375,000	—	—	—	—
Sedco 709	semi	«	1977/1999	5,000	25,000	Malaysia			Stacked				—	—	—	—
M.G. Hulme, Jr.	semi		1983/1996	5,000	25,000	Malaysia			Idle				—	—	—	—
Transocean Richardson (6),(8)	semi		1988	5,000	25,000	Angola	Chevron	Jun-10	Mar-11	340,000		459,000	—	—	—	—
Jim Cunningham	semi		1982/1995	4,600	25,000	Malaysia			Stacked				—	—	—	—
Sedco 710 (7),(8)				4,500	25,000	Brazil	Petrobras	Oct-10	Jan-17	287,000		128,000	4	—	—	—
Transocean Rather	semi		1988	4,500	25,000	Angola	ExxonMobil	Sep-10	Feb-11	428,000		257,000	—	—	—	—
								Feb-11	Apr-11	256,000		428,000
								Apr-11	May-11	428,000		256,000
								May-11	Sep-12	437,000		428,000
Sovereign Explorer	semi		1984	4,500	25,000	USGOM			Stacked				—	—	—	—

													96	142	126	—

									Total Estimated Days Out of Service				$370,000	$368,000	$359,000	$365,000

									Estimated Average Contract Dayrate(5)

Harsh Environment (5)
Henry Goodrich (6)	semi		1985/2007	5,000	30,000	Canada	Husky	Oct-10	Jan-14	335,000		381,000	—	—	30	60
Transocean Leader (6),(7)	semi		1987/1997	4,500	25,000	NNS	Statoil	Sep-09	Feb-12	459,000		340,000	—	—	—	—
Paul B. Loyd, Jr. (6) (7)	semi		1990	2,000	25,000	UKNS	BP	Apr-09	Mar-12	498,000		312,000	83	28	—	—
Transocean Arctic (6),(7)	semi		1986	1,650	25,000	NNS	Statoil	Jan-07	Dec-11	288,000		195,000	—	—	—	—
						NNS	Rig Management Norway	Dec-11	Dec-12	390,000	(6),(23)	288,000
Polar Pioneer (6),(7)	semi		1985	1,500	25,000	NNS	Statoil	Feb-10	Jan-14	503,000		309,000
													—	—	—	—

									Total Estimated Days Out of Service				83	28	30	60

									Estimated Average Contract Dayrate(5)				$397,000	$413,000	$422,000	$429,000

Transocean Ltd. (NYSE: RIG), (SIX: RIGN) Fleet Status Report

Updated: January 13, 2011

Revisions to Fleet Status Report Noted in Bold

Dynamically positioned «

Rig Type/Name	Floater Type	Yr. (1) Entered Service	Water Depth (Feet)	Drilling Depth (Feet)	Location	Customer	Estimated Contract Start Date (2)	Estimated Expiration Date (2)	Dayrate on Current Contract (3) (Dollars)		Previous Contract (3) (Dollars)	Estimated Out of Service Days (4)
												Q4 2010	Q1 2011	Q2 2011	Q3 2011
Midwater Floaters (25)
Sedco 700	semi	1973/1997	3,600	25,000	Malaysia			Stacked				—	—	—	—
Transocean Legend	semi	1983	3,500	25,000	Aus./Timor Leste	Eni	Jun-10	Sep-11	315,000		300,000	—	8	12	—
Transocean Amirante (6),(24)	semi	1978/1997	3,500	25,000	USGOM	Eni	Jul-08	Mar-11	364,000		325,000	—	24	—	—
GSF Arctic I (6),(7)	semi	1983/1996	3,400	25,000	Brazil	Starfish	Jan-11	Jul-11	250,000		287,000	—	—	—	—
C. Kirk Rhein, Jr.	semi	1976/1997	3,300	25,000	Malaysia			Stacked				—	—	—	—
Transocean Driller (7),(8)	semi	1991	3,000	25,000	Brazil	Petrobras	Jul-10	Jul-16	267,000		116,000	—	—	—	—
GSF Rig 135	semi	1983	2,800	25,000	Gabon			Idle				—	—	—	—
GSF Rig 140 (6)	semi	1983	2,400	25,000	Eq. Guin.	ExxonMobil	Dec-09	May-11	435,000		256,000	—	—	—	—
Falcon 100 (7),(8)	semi	1974/1999	2,400	25,000	Brazil	Petrobras	Mar-08	Mar-13	257,000		180,000	—	31	59	—
GSF Aleutian Key	semi	1976/2001	2,300	25,000	Gabon			Stacked				—	—	—	—
Sedco 703	semi	1973/1995	2,000	25,000	Malaysia			Stacked				—	—	—	—
Sedco 711 (7)	semi	1982	1,800	25,000	UKNS	Shell	Jan-11	Nov-11	417,000		383,000	—	—	—	—
Transocean John Shaw (7)	semi	1982	1,800	25,000	UKNS	Enquest	Oct-10	Jan-11	228,000		252,000	—	—	—	—
					UKNS	Enquest	Jan-11	Apr-11	245,000		228,000
GSF Arctic III (6),(7)	semi	1984	1,800	25,000	UKNS	ExxonMobil	Jul-10	Jul-11	249,000		N/A	—	—	—	—
Sedco 712	semi	1983	1,600	25,000	UKNS			Stacked				—	—	—	—
Sedco 714 (7)	semi	1983/1997	1,600	25,000	UKNS	Total	Dec-10	Jun-11	252,000		394,000	—	—	—	—
							Jun-11	Dec-11	248,000		252,000
GSF Grand Banks (6)	semi	1984	1,500	25,000	Canada	Husky	Jan-08	Jan-11	356,000		144,000	—	—	45	—
							Jan-11	Jan-13	295,000	(8)	356,000
Actinia	semi	1982	1,500	25,000	Malaysia			Idle				—	—	—	—
Sedco 601 (6)	semi	1983	1,500	25,000	Malaysia	Petronas Carigali	Jan-08	Jan-11	256,000		268,000	—	—	—	—
Sedneth 701	semi	1972/1993	1,500	25,000	Gabon			Idle				—	—	—	—
Transocean Winner (6),(7)	semi	1983	1,500	25,000	NNS	Lundin	Apr-10	Oct-12	471,000		390,000	—	—	—	61
Transocean Searcher (6),(7)	semi	1983/1988	1,500	25,000	NNS	Statoil	May-09	May-12	422,000		395,000	—	—	—	—
Transocean Prospect (7)	semi	1983/1992	1,500	25,000	UKNS			Idle				—	—	—	—
J.W. McLean (7)	semi	1974/1996	1,250	25,000	UKNS	Marathon	Oct-10	Jan-11	258,000		See Footnote 9	—	—	—	—
Sedco 704 (7)	semi	1974/1993	1,000	25,000	UKNS	ADTI	Jan-11	Jun-11	See Footnote 9		417,000	—	—	—	—

								Total Estimated Days Out of Service				—	63	116	61

								Estimated Average Contract Dayrate (5)				$333,000	$320,000	$324,000	$319,000

Transocean Ltd. (NYSE: RIG), (SIX: RIGN) Fleet Status Report

Updated: January 13, 2011

Revisions to Fleet Status Report Noted in Bold

Dynamically positioned «

Rig Type/Name	Floater Type	Yr. (1) Entered Service	Water Depth (Feet)	Drilling Depth (Feet)	Location	Customer	Estimated Contract Start Date (2)	Estimated Expiration Date (2)	Dayrate on Current Contract (3) (Dollars)		Previous Contract (3) (Dollars)	Estimated Out of Service Days (4)
												Q4 2010	Q1 2011	Q2 2011	Q3 2011
High Specification Jackups (10)
GSF Constellation I (6)		2003	400	30,000	Gabon	Total	Dec-10	Mar-12	100,000		110,000	75	—	—	14
GSF Constellation II (25)		2004	400	30,000	Egypt	Pharonic Petroleum Company	Feb-10	May-11	109,000		194,000	81	9	—	—
GSF Galaxy I		1991/2001	400	30,000	UKNS			Stacked				—	—	—	—
GSF Galaxy II		1998	400	30,000	UKNS	ADTI	Oct-10	Feb-11	See Footnote 9		150,000	—	—	—	—
GSF Galaxy III (6),(7)		1999	400	30,000	UKNS	Nexen	Oct-07	Oct-11	109,000		100,000	—	—	—	—
GSF Baltic (6),(7)		1983	375	25,000	Nigeria	ExxonMobil	Jun-10	Jun-12	100,000		248,000	—	—	—	—
GSF Magellan		1992	350	30,000	Holland			Stacked				—	—	—	—
GSF Monarch		1986	350	30,000	Holland			Idle				—	—	—	—
GSF Monitor		1989	350	30,000	West Africa			Idle				—	—	—	—
Trident 20 (6)		2000	350	25,000	Caspian	Petronas Carigali	Dec-09	Dec-13	185,000		130,000	—	—	—	—
								Total Estimated Days Out of Service				156	9	—	14
								Estimated Average Contract Dayrate(5)				$125,000	$124,000	$122,000	$124,000
Standard Jackups (54) - See Footnote 22
Trident IX		1982	400	20,000	Malaysia			Idle				—	—	—	—
Trident 17		1983	300	25,000	Malaysia			Stacked				—	—	—	—
GSF Adriatic II		1981	350	25,000	Gabon			Stacked				—	—	—	—
GSF Adriatic IX		1981	350	25,000	Nigeria	Afren	May-10	Jan-11	90,000		97,000	—	—	—	—
					Nigeria	Afren	Jan-11	Jul-11	92,000		90,000
GSF Adriatic X		1982	350	30,000	Egypt			Idle				—	—	—	—
GSF Key Manhattan		1980	350	25,000	Italy	Eni	Apr-10	Apr-13	137,000		N/A	—	—	—	—
GSF Key Singapore		1982	350	25,000	Egypt			Stacked				—	—	—	—
GSF Adriatic VI		1981	328	25,000	Gabon			Stacked				—	—	—	—
GSF Adriatic VIII		1983	328	25,000	Gabon			Stacked				—	—	—	—
C.E. Thornton (7)		1974	300	25,000	India	ONGC	Oct-08	Oct-11	131,000		45,000	—	—	—	—
D.R. Stewart		1980	300	25,000	Croatia			Stacked				—	—	—	—
F.G. McClintock		1975	300	25,000	India	ONGC	Oct-08	Sep-11	145,000		50,000	—	—	—	—
G.H. Galloway		1984	300	25,000	Croatia			Stacked				—	—	—	—
GSF Adriatic I		1981	300	25,000	Gabon			Stacked				—	—	—	—
GSF Adriatic V		1979	300	25,000	Gabon			Stacked				—	—	—	—
GSF Adriatic XI		1983	300	25,000	Malaysia			Stacked				—	—	—	—
GSF Compact Driller		1992	300	25,000	Thailand	Chevron	Oct-09	Apr-12	100,000	(26)	196,000	—	11	—
GSF Galveston Key		1978	300	25,000	Vietnam	Cuu Long JOC	Mar-10	Mar-11	100,000		202,000	—	—	—	—
GSF Key Gibraltar		1976/1996	300	25,000	Thailand	Chevron	Feb-11	Feb-14	105,000	(26)	N/A	31	59	—	—
GSF Key Hawaii		1982	300	25,000	Qatar	Maersk Oil	Apr-10	Apr-11	70,000		N/A	—	—	—	—
GSF Labrador		1983	300	25,000	Holland			Stacked				—	—	—	—
GSF Main Pass I		1982	300	25,000	Saudi Arabia	Saudi Aramco	Jul-07	Jun-11	164,000		100,000	—	—	—	—
GSF Main Pass IV		1982	300	25,000	Saudi Arabia	Saudi Aramco	Aug-07	Jul-11	164,000		100,000	—	—	—	—
GSF Parameswara		1983	300	20,000	Indonesia	Total	Nov-09	Dec-12	122,000		168,000	—	—	—	—
GSF Rig 134		1982	300	20,000	Malaysia			Stacked				—	—	—	—
GSF Rig 136		1982	300	25,000	Malaysia			Stacked				—	—	—	—
Harvey H. Ward		1981	300	25,000	Malaysia			Idle				—	—	—	—
Interocean III		1978/1993	300	25,000	Egypt			Stacked				—	—	—	—
J.T. Angel		1982	300	25,000	India	ONGC	May-10	May-13	65,000		N/A	—	—	14	—
Randolph Yost		1979	300	25,000	India			Stacked				—	—	—	—
Roger W. Mowell		1982	300	25,000	Malaysia			Stacked				—	—	—	—
Ron Tappmeyer		1978	300	25,000	India	ONGC	Jun-10	Jun-13	65,000		64,000	—	—	—	—
Transocean Shelf Explorer		1982	300	20,000	Malaysia			Stacked				—	—	—	—
Transocean Nordic		1984	300	25,000	Malaysia			Stacked				—	—	—	—
Trident 15		1982	300	25,000	Thailand	Chevron	Feb-10	Feb-12	100,000	(27)	100,000	—	—	—	—

Transocean Ltd. (NYSE: RIG), (SIX: RIGN) Fleet Status Report

Updated: January 13, 2011

Revisions to Fleet Status Report Noted in Bold

Dynamically positioned «

Rig Type/Name	Floater Type		Yr. (1) Entered Service	Water Depth (Feet)	Drilling Depth (Feet)	Location	Customer	Estimated Contract Start Date (2)	Estimated Expiration Date (2)	Dayrate on Current Contract (3) (Dollars)	Dayrate on Previous Contract (3) (Dollars)	Estimated Out of Service Days (4)
												Q3 2010	Q4 2010	Q1 2011	Q2 2011
Trident 16 (6)			1982	300	25,000	Vietnam	Petronas Carigali	Feb-08	Feb-11	189,000	195,000	—	7	—	—
						Malaysia	Petronas Carigali	Mar-11	Jul-11	180,000	189,000
Trident II			1977/1985	300	25,000	India	ONGC	Mar-10	Apr-15	78,000	140,000	—	—	—	—
Trident IV-A			1980/1999	300	25,000	Gabon			Stacked			—	—	—	—
Trident VIII			1981	300	21,000	Gabon	Perenco	Nov-10	Aug-11	85,000	83,000	—	—	—	—
Trident XII			1982/1992	300	25,000	India	ONGC	May-10	May-13	65,000	140,000	—	30	—	—
Trident XIV (7)			1982/1994	300	20,000	Angola	Chevron	Aug-10	Jan-11	151,000	149,000	—	—	—	—
								Jan-11	May-11	154,000	151,000
GSF High Island II			1979	270	20,000	Saudi Arabia	Saudi Aramco	Jul-07	Jul-11	164,000	100,000	—	—	—	—
GSF High Island IV			1980/2001	270	20,000	Saudi Arabia	Saudi Aramco	May-07	Apr-11	164,000	107,000	—	—	—	—
GSF High Island V			1981	270	20,000	Gabon			Stacked			—	—	—	—
GSF High Island IX			1983	250	20,000	Ghana			Stacked			—	—	—	—
GSF High Island VII			1982	250	20,000	Nigeria	Afren	Dec-10	Jun-11	88,000	88,000	—	—	—	—
GSF Rig 103			1974	250	20,000	Egypt			Stacked			—	—	—	—
GSF Rig 105			1975	250	20,000	Egypt	Petrobel	Mar-08	Feb-11	112,000	90,000	—	—	—	—
GSF Rig 124			1980	250	20,000	Egypt			Idle			—	—	—	—
GSF Rig 127			1981	250	20,000	Bahrain			Stacked			—	—	—	—
GSF Rig 141			1982	250	20,000	Egypt	Petrobel	Jan-10	Jan-11	55,000	110,000	—	—	—	—
Transocean Comet			1980	250	20,000	Egypt	GUPCO	Sep-09	Sep-11	50,000	112,000	—	—	—	—
Trident VI			1981	220	21,000	Malaysia			Stacked			—	—	—	—
GSF Britannia			1968	200	20,000	UKNS			Stacked			—	—	—	—
									Total Estimated Days Out of Service			31	107	14	—

									Estimated Average Contract Dayrate(5)			$111,000	$112,000	$112,000	$100,000

Swamp Barges (2)
Searex 4			1981/1989	21	25,000	Singapore			Stacked			—	—	—	—
Hibiscus (6), (28)			1979/1993	25	20,000	Indonesia	Total	Oct-07	Nov-12	72,000	74,000	—	—	—	6
Other (1)
Joides Resolution (6), (29)	ship	«	1978	27,000	30,000	Worldwide	TAMRF	Jan-09	Nov-13	68,000	35,000	—	—	—	—

Transocean Ltd. (NYSE: RIG), (SIX: RIGN) Fleet Status Report

Updated: January 13, 2011

Revisions to Fleet Status Report Noted in Bold

Dynamically positioned «

Rig Type/Name	Floater Type		Yr. (1) Entered Service	Water Depth (Feet)	Drilling Depth (Feet)	Location	Customer	Estimated Contract Start Date (2)	Estimated Expiration Date (2)	Dayrate on Current Contract (34) (Dollars)	Dayrate on Previous Contract (3) (Dollars)	Estimated Out of Service Days (4)
												Q3 2010	Q4 2010	Q1 2011	Q2 2011
Fixed-Price Options (10)
High Specification Floaters:
Ultra-Deepwater
Discoverer Enterprise (6)	ship	«	1999	10,000	35,000	USGOM	BP	Aug-12	Jan-13	435,000	435,000
GSF Explorer	ship	«	1972/1998	7,800	30,000	Indonesia	Marathon-led Consortium	Apr-12	Apr-13	510,000	510,000
Harsh Environment
Transocean Arctic (6), (7), (23)	semi		1986	1,650	25,000	NNS	Rig Management Norway	Dec-12	Aug-13	395,000	390,000
						NNS	Rig Management Norway	Aug-13	Jun-14	399,000	395,000
Midwater Floaters
GSF Arctic III (6), (7)	semi		1984	1,800	25,000	UKNS	ExxonMobil	Jul-11	Jan-12	248,000	247,000
Sedco 714 (7)	semi		1983/1997	1,600	25,000	UKNS	Total	Dec-11	Jun-12	250,000	250,000
Transocean John Shaw (7)	semi		1982	1,800	25,000	UKNS	Enquest	Apr-11	Jul-11	245,000	245,000
Transocean Legend	semi		1983	3,500	25,000	Aus./ Timor Leste	Eni	Sep-11	Mar-12	298,000	315,000
High Specification Jackups
GSF Constellation II (25)			2004	400	30,000	Egypt	Pharaonic Petroleum Company	May-11	Jul-11	115,000	109,000
								Jul-11	Jan-12	100,000	115,000
Standard Jackups
Transocean Comet			1980	250	20,000	Egypt	GUPCO	Sep-11	Oct-12	50,000	110,000
Other
Joides Resolution (6), (17)	ship	«	1978	27,000	30,000	Worldwide	TAMRF	Nov-13	Sep-23	68,000	68,000

Revenue Efficiency

Revenue Efficiency is defined as actual contract drilling revenue divided by the highest amount of total contract drilling revenue which could have been earned during the relevant period(s) expressed as a percentage. Revenue Efficiency measures how much revenue we have earned against our maximum potential revenue per the contract. Revenue Efficiency does not apply during Out of Service Days (Shipyard, Mobilizations, Demobilizations, Contract Preparation).

	Q3 2010 Actual	Q2 2010 Actual	Q1 2010 Actual	Q4 2009 Actual	Q3 2009 Actual	Q2 2009 Actual	Q1 2009 Actual	Q4 2008 Actual
Ultra Deepwater	86.5%	89.1%	92.2%	92.2%	92.7%	97.7%	95.3%	94.3%
Deepwater	90.1%	92.8%	89.7%	91.9%	91.3%	83.2%	92.3%	89.5%
Harsh Environment Floaters	96.4%	96.9%	94.8%	97.7%	97.2%	97.9%	97.9%	98.2%
Midwater Floaters	96.2%	93.9%	94.7%	95.1%	97.5%	92.0%	91.1%	91.5%
High Specification Jackups	96.2%	98.9%	93.5%	98.1%	95.2%	95.1%	97.5%	92.7%
Standard Jackups	96.4%	97.3%	97.1%	93.7%	98.4%	95.3%	97.0%	97.2%
Others	99.6%	98.5%	99.5%	98.7%	84.8%	99.5%	93.2%	94.2%
Total Fleet	91.9%	92.8%	93.2%	93.5%	95.0%	93.1%	94.4%	93.8%

Estimated Contract Drilling Revenue can be calculated as: Paid Days on Contract * Average Contract Dayrate * Revenue Efficiency

Transocean Ltd. (NYSE: RIG), (SIX: RIGN) Fleet Status Report

Updated: January 13, 2011

Revisions to Fleet Status Report Noted in Bold

Stacked Rigs

Rig Type/Name	Start Date
Deepwater (2)
Sedco 709	Prior to 2010
Jim Cunningham	5/13/2010
Sovereign Explorer	11/1/2010
Midwater Floaters (5)
Sedco 700	Prior to 2010
C. Kirk Rhein, Jr.	Prior to 2010
GSF Aleutian Key	1/9/2010
Sedco 703	Prior to 2010
Sedco 712	Prior to 2010
High Specification Jackups (2)
GSF Galaxy I	Prior to 2010
GSF Magellan	Prior to 2010
Standard Jackups (25)
Trident 17	Prior to 2010
GSF Adriatic II	Prior to 2010
GSF Key Singapore	10/21/2010
GSF Adriatic VI	Prior to 2010
GSF Adriatic VIII	7/3/2010
D.R. Stewart	8/7/2010
G.H. Galloway	Prior to 2010
GSF Adriatic I	Prior to 2010
GSF Adriatic V	Prior to 2010
GSF Adriatic XI	Prior to 2010
GSF Labrador	8/26/2010
GSF Rig 134	5/3/2010
GSF Rig 136	Prior to 2010
Interocean III	Prior to 2010
Randolph Yost	9/15/2010
Roger W. Mowell	8/29/2010
Transocean Shelf Explorer	Prior to 2010
Transocean Nordic	Prior to 2010
Trident IV-A	Prior to 2010
GSF High Island V	Prior to 2010
GSF High Island IX	Prior to 2010
GSF Rig 103	Prior to 2010
GSF Rig 127	Prior to 2010
Trident VI	Prior to 2010
GSF Britannia	Prior to 2010
Swamp Barges (1)
Searex 4	Prior to 2010
Idle Rigs

Rig Type/Name	Start Date
Deepwater (2)
Discoverer 534	9/6/2010
M. G. Hulme, Jr.	6/22/2010
Midwater Floaters (4)
Sedneth 701	6/20/2010
GSF Rig 135	11/2/2010
Actinia	11/19/2010
Transocean Prospect	12/15/2010
High Specification Jackups (2)
GSF Monarch	8/9/2010
GSF Monitor	Prior to 2010
Standard Jackups (4)
Harvey H. Ward	10/6/2010
GSF Rig 124	6/21/2010
Trident IX	12/29/2010
GSF Adriatic X	11/4/2010

Stacked and Idle rigs detailed above are not currently operating on contract. Start date denotes when rig commences idle or stacked status.

An “Idle” rig is between contracts, readily available for operations, and operating costs are typically at or near normal levels. A “Stacked” rig, on the other hand, is manned by a reduced crew or unmanned and typically has reduced operating costs and is (i) preparing for an extended period of inactivity, (ii) expected to continue to be inactive for an extended period, or (iii) completing a period of extended inactivity. However, stacked rigs will continue to incur operating costs at or above normal operating costs for 30 to 60 days following initiation of stacking.

Transocean Ltd. (NYSE: RIG), (SIX: RIGN) Fleet Status Report

Updated: January 13, 2011

Revisions to Fleet Status Report Noted in Bold

Footnotes

(1) Dates shown are the original service date and the date of the most recent upgrade, if any.

(2) As of April 2, 2009, Estimated Contract Start and Estimated Expiration Dates are calculated as follows: (1) for events estimated to occur between the 1st and 15th of a month, the previous month is reported (i.e. a contract which is estimated to commence on May 4, 2009 will be reported as commencing in April 2009) and (2) for events estimated to occur between the 16th and the end of a month, the actual month is reported (i.e. a contract which is estimated to commence on May 24, 2009 will be reported as commencing in May 2009). Expiration dates represent the company’s current estimate of the earliest date the contract for each rig is likely to expire. Some rigs have two or more contracts in continuation, so the last line shows the estimated earliest availability. Many contracts permit the customer to extend the contract.

(3) Represents the full operating dayrate, although the average dayrate over the term of the contract will be lower and could be substantially lower. Does not reflect incentive programs which are typically based on the rig’s operating performance against a performance curve. Please refer to the “Customer Contract Duration and Dayrates and Risks Associated with Operations” section of the Disclaimers & Definitions for a description of dayrates. This column may not reflect the rate currently being received under the contract as a result of an applicable standby rate or other rate, which typically is less than the contract dayrate.

(4) The out of service time represents those days where a rig is scheduled to be out of service and not be available to earn an operating dayrate. Please refer to the “Out of Service Days (Shipyards, Mobilizations, Demobilizations, Contract Preparation)” section of the Disclaimers & Definitions for a full description.

(5) Estimated Average Contract Dayrate is defined as the average contracted full operating dayrate to be earned per revenue earning day. See note (3) for definition of full operating dayrate.

(6) Reflects the current contracted dayrate which could change due to cost escalations.

(7) Reflects the current contracted dayrate which is comprised of a foreign currency component and which could change due to foreign exchange adjustments.

(8) Current contract provides for a bonus incentive opportunity not reflected in the stated current contract dayrate.

(9) For the period of time that this rig is contracted to Applied Drilling Technology International, the drilling management services division of the company’s U.K. operating subsidiary, or Applied Drilling Technology Inc., the company’s U.S. drilling management services subsidiary, accounting rules require that we eliminate the revenues and costs related to those contracts from the contract drilling segment of the consolidated statement of operations. Revenues from turnkey contracts will be recognized in other revenues and are contingent upon successful completion of the well program.

(10) Fixed price options may be exercised at the customer’s discretion. During periods when dayrates on new contracts are increasing relative to existing contracts, the likelihood of customers’ exercising fixed price options increases. During periods when dayrates on new contracts are decreasing relative to existing contracts, the likelihood of customers’ exercising fixed price options declines.

(11) We have been awarded a five-year drilling contract by ExxonMobil which requires the construction and operation of a Gusto MSC/P 10,000 design drillship to be named Deepwater Champion. Operations are expected to commence during the second quarter of 2011, after shipyard construction followed by sea trials, mobilization, and customer acceptance. The contract commencement date is contingent on Transocean vendor performance and other factors. During the first year of the contract, the Deepwater Champion is expected to operate in Turkey (Black Sea) at $703,000. Subsequent operating location is yet to be determined, and the dayrate under the contract could change depending on the country of future operations. For example, the dayrate could change to $640,000 or $650,000 if the operating location of the rig is moved to the USGOM or Brazil, respectively.

(12) In November 2010 we agreed to purchase a Pacific Class 400 design jackup to be named Transocean Honor. Construction of the jackup is expected to be completed in the fourth quarter of 2011. We are actively marketing the jackup.

(13) We own a 65 percent interest in this enhanced Enterprise-class drillship Discoverer Luanda through a joint venture company with Angco Cayman Limited. The contract had an initial term of five years, but was converted at the customer’s election to a seven-year term. The rig has commenced certain revenue earning activities, but acceptance by the customer has not been completed and the term of the contract has not commenced. The contract term is expected to commence during the first quarter of 2010, after customer acceptance. The contract commencement date is contingent on Transocean vendor performance and other factors. The dayrate to be paid over the seven-year contract period is $430,000.

(14) Transocean and Statoil have reached an agreement for special standby rate and reduced mobilization rate that are lower than the regular contract dayrate during periods following the rig’s current operations in Egypt when Statoil is prevented from operating in the U.S. Gulf of Mexico. For every day on special standby rate or reduced mobilization rate, the contract term is extended by an equal number of days. The existing operating rate and term remain unaffected once the rig returns to work in the U.S. Gulf of Mexico. We have extended the Estimated Expiration Date of the contract by the number of days incurred at the special standby rate or reduced mobilization rate.

(15) During the first three years of the contract, the contract dayrate is $469,000. The dayrate for the last two years of the contract is linked to the standard West Texas Intermediate crude oil price with a floor of $40 per barrel resulting in a contract dayrate of $400,000 and a ceiling of $70 per barrel resulting in a contract dayrate of $500,000.

(16) We own a 50 percent interest in this ultra-deepwater Samsung-design drillship through a joint venture company with Pacific Drilling Limited. During the first six months of the contract, the contract dayrate is $495,000. The dayrate for the remaining four and one-half years of the contract is $510,000.

(17) The term of the drilling contract may be extended to seven or 10 years at the customer’s election until January 15, 2011. During the first six months of the contract, the contract dayrate is $537,000. The dayrate over the remaining four and one-half years of the initial five-year term is $557,000. If the customer elects to extend the contract to 10 years, then the customer may further elect to have the operating dayrate for the second five years of the contract fluctuate based on crude oil prices. In such case, the operating dayrate for the second five years (i) will not be adjusted if crude oil is at $75 per barrel, (ii) will be adjusted upward on a straightline basis if crude oil is between $75 per barrel and $100 per barrel, with a maximum positive adjustment of approximately 10 percent if crude oil is at or above $100 per barrel, and (iii) will be adjusted downward on a straightline basis if crude oil is between $75 per barrel and $50 per barrel, with a maximum negative adjustment of approximately 10 percent if crude oil is at or below $50 per barrel. The customer retains the right to terminate the contract for convenience. If the customer (i) elects to stay with a five-year term, (ii) elects to extend the contract to seven years, or (iii) elects to extend the contract to 10 years and allow operating dayrates to fluctuate with oil prices, then the termination mechanism in the contract is designed to keep Transocean economically whole for the remaining term of the contract. However, if the customer elects to extend the contract to 10 years and the dayrate is fixed, then the customer will have a right to terminate the contract for convenience with one year’s prior notice which will result in total payments to Transocean ranging from $1.1 billion over a five-year period to $1.85 billion over a 10-year period (which includes paid and unpaid dayrate as well as a termination fee ranging from $100 million to $175 million), and, depending on the date of termination, may result in a discount to the estimated contract revenues that could have otherwise been generated over the 10-year period.

(18) Dayrate excludes taxes for which Transocean will be reimbursed.

(19) Transocean and BHP have reached agreement for special standby rates that are lower than the regular contract dayrates for the GSF C.R. Luigs and the GSF Development Driller I during periods when BHP cannot obtain a permit to operate in the U.S. Gulf of Mexico. For every day on the special standby rate, the contract term is extended by an equal number of days. The existing operating rates and terms remain unaffected once operations resume. Through January 31, 2011, BHP does not have the right to declare force majeure for this current event. If after January 31, 2011, BHP is still unable to obtain a permit to perform operations, then the parties can agree to continue the special standby rate or terminate the contract. We have extended the Estimated Expiration Date of the contract by the number of days incurred at the special standby rate. The GSF Development Driller I and the GSF C.R. Luigs received the required permits and resumed operations under the normal contracted dayrates on November 8, 2010 and January 4, 2011, respectively, and operations have continued under the normal contracted dayrates through the date of this Fleet Status Report.

(20) The customer has the right to convert the three-year contract to a five-year contract until February 27, 2011.

(21) Transocean and Shell have reached an agreement for a special standby rate that is lower than the regular contract dayrate during periods when Shell is prevented from operating in the U.S. Gulf of Mexico. For every day on special standby rate, the contract term is extended by an equal number of days. The existing operating rate and term remain unaffected once operations resume. Through January 31, 2011, Shell does not have the right to declare force majeure for this current event. If after January 31, 2011 Shell is still prevented from operating then the parties resume normal operations and reserve their full rights under the contract to proceed. We have extended the Estimated Expiration Date of the contract by the number of days incurred at the special standby rate through the date of the current Fleet Status Report.

(22) Transocean Mercury is classified as held for sale. Transocean will no longer include the Transocean Mercury in the Fleet Status Report.

(23) The contract with Rig Management Norway led consortium permits the rig to drill HPHT well(s) at $400,000 and to drill well(s) in the Barents Sea, Norway at $425,000. The contract also guarantees a minimum average dayrate of $403,000 during the firm term.

(24) Since NTL 4 and declaration of the moratorium in the Gulf of Mexico, we have had a disagreement with the operator regarding the applicable rates under the drilling contract. We are currently in discussions with the customer to resolve these differences.

(25) The contract includes three optional wells. The first optional well has a dayrate of $115,000. The dayrate for the second and third optional well will be adjusted based on market dayrates within specific parameters.

(26) Dayrate is fixed for first 6 months then subject to quarterly adjustment based on market dayrates within specific parameters.

(27) Dayrate subject to annual adjustment based on market dayrates within specific parameters.

(28) Owned by a joint venture in which the company owns an 80 percent interest. Dayrate indicated reflects 100 percent of contract rate.

(29) Operated under a management contract with the rig’s owner. The rig is currently engaged in scientific geological coring activities and is owned by an unconsolidated joint venture in which a subsidiary of the company has a 50 percent interest. The dayrate disclosed herein reflects 100 percent of the contracted rate. The company’s 50 percent interest in the joint venture’s earnings is included in other income in its consolidated statement of operations.

Transocean Ltd. (NYSE: RIG), (SIX: RIGN) Fleet Status Report

DISCLAIMERS & DEFINITIONS

The information contained in this Fleet Status Report (the “Information”) is as of the date of the report only and is subject to change without notice to the recipient. Transocean Ltd. assumes no duty to update any portion of the Information.

DISCLAIMER. NEITHER TRANSOCEAN LTD. NOR ITS AFFILIATES MAKE ANY EXPRESS OR IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE) REGARDING THE INFORMATION CONTAINED IN THIS REPORT, WHICH INFORMATION IS PROVIDED “AS IS.” Neither Transocean Ltd. nor its affiliates will be liable to any recipient or anyone else for any inaccuracy, error or omission, regardless of cause, in the information set forth in this report or for any damages (whether direct or indirect, consequential, punitive or exemplary) resulting therefrom.

No Unauthorized Publication or Use. All information provided by Transocean in this report is given for the exclusive use of the recipient and may not be published, redistributed or retransmitted without the prior written consent of Transocean.

Customer Contract Duration, Timing and Dayrates and Risks Associated with Operations. The duration and timing (including both starting and ending dates) of the customer contracts are estimates only, and customer contracts are subject to cancellation, suspension and delays for a variety of reasons, including some beyond the control of Transocean. Also, the dayrates set forth in the report are estimates based upon the full contractual operating dayrate. However, the actual average dayrate earned over the course of any given contract will be lower and could be substantially lower. The actual average dayrate will depend upon a number of factors (rig downtime, suspension of operations, etc.) including some beyond the control of Transocean. Our customer contracts and operations are generally subject to a number of risks and uncertainties, and we urge you to review the description and explanation of such risks and uncertainties in our filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC’s website at www.sec.gov. The dayrates do not include revenue for mobilizations, demobilizations, upgrades, shipyards or recharges.

Out of Service Days (Shipyards, Mobilizations, Demobilizations, Contract Preparation). Changes in estimated out of service time are noted where changes in the time Transocean anticipates that a rig is scheduled to be out of service and not be available to earn an operating dayrate have changed by a period of 30 days or longer for High Specification Floaters or 60 days or longer for all other rig classifications since the previously issued Monthly Fleet Update Summary or Comprehensive Fleet Status Report. The changes to estimated out of service time included in this Fleet Status may not be firm and could change significantly based on a variety of factors. Any significant changes to our estimates of out of service time will be reflected in subsequent Monthly Fleet Updates and Comprehensive Fleet Status Reports, as applicable.

Contract Preparation refers to periods during which the rig is undergoing modifications or upgrades as a result of contract requirements. Shipyards refers to periods during which the rig is out of service as a result of other scheduled shipyards, surveys, repairs, regulatory inspections or other scheduled service or work on the rig. In some instances such as certain mobilizations, demobilizations, upgrades and shipyards, we are paid compensation by our customers that is generally recognized over the life of the underlying contract, although such compensation is not typically significant in relation to the revenue generated by the dayrates we charge our customers.

Forward-Looking Statement. The statements made in the Fleet Update that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements made in the Fleet Update include, but are not limited to, statements involving the estimated duration of customer contracts, contract dayrate amounts, future contract commencement dates and locations and planned shipyard projects and other out of service time. Such statements are subject to numerous risks, uncertainties and assumptions, including but not limited to, uncertainties relating to the level of activity in offshore oil and gas exploration and development, exploration success by producers, oil and gas prices, competition and market conditions in the contract drilling industry, shipyard delays, actions and approvals of third parties, possible cancellation or suspension of drilling contracts as a result of mechanical difficulties or performance, Transocean’s ability to enter into and the terms of future contracts, the availability of qualified personnel, labor relations and the outcome of negotiations with unions representing workers, operating hazards, factors affecting the duration of contracts including well-in-progress provisions, the actual amount of downtime, factors resulting in reduced applicable dayrates, hurricanes and other weather conditions, terrorism, political and other uncertainties inherent in non-U.S. operations (including the risk of war, civil disturbance, seizure or damage of equipment and exchange and currency fluctuations), the impact of governmental laws and regulations, the adequacy of sources of liquidity, the effect of litigation and contingencies and other factors described above and discussed in Transocean’s most recently filed Form 10-K, in Transocean’s Forms 10-Q for subsequent periods and in Transocean’s other filings with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward looking statements, except as required by law.

Fleet Classification. Transocean uses a rig classification for its semisubmersible rigs and drillships to reflect the company’s strategic focus on the ownership and operation of premium, high specification floating rigs. The rig classification “High Specification Floaters” is comprised of “Ultra-Deepwater” which refers to the latest generation of semisubmersible rigs and drillships possessing the latest technical drilling capabilities and the ability to operate in water depths equal to or greater than 7,500 feet, “Deepwater” which refers to semisubmersible rigs and drillships that possess the ability to drill in water depths equal to or greater than 4,500 feet, and “Harsh Environment” comprised of five of the company’s premium harsh environment rigs, the semisubmersibles Henry Goodrich, Transocean Leader, Paul B. Loyd, Jr., Transocean Arctic and Polar Pioneer. The category titled “Midwater Floaters” represents semisubmersible rigs and drillships that possess the ability to drill in water depths of up to 4,499 feet. The jackup fleet is subdivided into two categories; “High Specification” which consists of harsh environment and high performance jackups and “Standard”.

Stacking. An “Idle” rig is between contracts, readily available for operations, and operating costs are typically at or near normal levels. A “Stacked” rig, on the other hand, is manned by a reduced crew or unmanned and typically has reduced operating costs and is (i) preparing for an extended period of inactivity, (ii) expected to continue to be inactive for an extended period, or (iii) completing a period of extended inactivity. However, stacked rigs will continue to incur operating costs at or above normal operating costs for 30 to 60 days following initiation of stacking.

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